UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2023

AB PRIVATE CREDIT INVESTORS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01196	81-2491356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 969-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 3, 2023, ABPCI Direct Lending Fund CLO XIII Ltd (the “Issuer”), ABPCI Direct Lending Fund CLO XIII LLC (the “Co-Issuer,” and together with the Issuer, the “Co-Issuers”), each a newly formed special purpose vehicle, executed that certain indenture by and among the Co-Issuers, ABPCI Direct Lending Fund CLO XIII First Static Subsidiary Ltd (the “First Static Subsidiary”), ABPCI Direct Lending Fund CLO XIII Second Static Subsidiary Ltd (the “Second Static Subsidiary” and together with the First Static Subsidiary, the “Static Subsidiaries”, and together with the Co-Issuers, the “Issuer Entities”), and U.S. Bank Trust Company, National Association (the “CLO Transaction”). The notes offered by the applicable Issuer Entities in the CLO Transaction (the “Notes”) are secured by a diversified portfolio of the Issuer Entities consisting primarily of middle market loans and participation interests in middle market loans and may also include some broadly syndicated loans. The CLO Transaction was executed through a private placement of: (i) $228,000,000 of Class A Senior Secured Floating Rate Notes, which bear interest at the Reference Rate (as defined in the Indenture) plus 2.60% per annum; (ii) $36,000,000 of Class B Senior Secured Floating Rate Notes, which bear interest at the Reference Rate plus 3.65% per annum; (iii) $36,000,000 of Class C Secured Deferrable Floating Rate Notes, which bear interest at the Reference Rate plus 4.55% per annum; (iv) $28,000,000 of Class D Secured Deferrable Floating Rate Notes, which bear interest at the Reference Rate plus 6.90% per annum; and (v) $67,000,000 of subordinated notes. The Notes are scheduled to mature on April 27, 2035.

In a series of contemporaneous transactions on the closing date of the CLO Transaction, (i) the Issuer, together with the issuance of certain of the Notes (including $28,000,000 of Class D Notes and $67,000,000 of subordinated notes (the “Subordinated Notes”)) to ABPCI Direct Lending Fund CLO XIII Depositor LLC (the “Depositor”), a newly-formed wholly-owned subsidiary of AB Private Credit Investors Corporation (the “Fund”), purchased the initial collateral obligations (which will settle pursuant to the Closing Merger, as such term is defined below) pursuant to a loan sale and contribution agreement dated as of May 3, 2023 (the “Loan Sale Agreement”), among the Fund, as seller, the Depositor, as intermediate seller, and the Issuer, as buyer, as amended or otherwise modified from time to time, (ii) the Issuer repaid all of the outstanding obligations owed to the lenders and agents under the credit agreement, dated as of March 24, 2021, among ABPCIC Funding III LLC (“ABPCIC Funding”), as borrower, the lenders party thereto from time to time, Natixis, New York Branch, as administrative agent, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as collateral agent, collateral administrator and custodian (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Facility”), (iii) the Issuer made a cash distribution of approximately $42,250,000 to the Fund (in its capacity as sole member of ABPCIC Funding), (iv) the Fund caused ABPCIC Funding to merge into the Issuer with the Issuer being the entity surviving such merger (such merger transaction, the “Closing Merger”) and (v) the Issuer made any other payments due in connection with the repayment of the Warehouse Facility and the Closing Merger and paid any other fees and expenses expected to be paid as of such date. Any realized and unrealized gains and losses of ABPCIC Funding during the term of the Warehouse Facility are for the Issuer’s account (except to the extent previously distributed to the Fund). Under the terms of the Closing Merger, the rights and property of ABPCIC Funding (including the collateral obligations and eligible investments (if any) acquired by ABPCIC Funding and not distributed or sold as described above) immediately vested in the Issuer. In addition, the Issuer became liable for and subject, in the same manner as ABPCIC Funding, to all funding obligations on any revolving collateral obligations and delayed drawdown collateral obligations and all other liabilities and obligations related to the collateral obligations previously owned by ABPCIC Funding. Following the closing of the CLO Transaction, the Depositor is the 100% owner of the Subordinated Notes.

The Notes are the secured obligations of the applicable Issuer Entities, and the indenture governing the Notes includes customary covenants and events of default. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

AB Private Credit Investors LLC (the “Adviser”) serves as collateral manager to the Issuer pursuant to a collateral management agreement between the Adviser and the Issuer (the “Collateral Management Agreement”). For so long as the Adviser serves as collateral manager to the Issuer, the Adviser will elect to receive $0 as any base management fee or subordinated interest to which it may be entitled under the Collateral Management Agreement.

The descriptions of the documentation related to the CLO Transaction contained in this Current Report on Form 8-K are only summaries of the material provisions of such documents and are qualified in their entirety by reference to the underlying agreements, including Exhibits 10.1 and 10.2 attached to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 10.1	Indenture by and among ABPCI Direct Lending Fund CLO XIII Ltd, as issuer, ABPCI Direct Lending Fund CLO XIII First Static Subsidiary Ltd, as first static subsidiary, ABPCI Direct Lending Fund CLO XIII Second Static Subsidiary Ltd, as second static subsidiary, ABPCI Direct Lending Fund CLO XIII LLC, as co-issuer and U.S. Bank Trust Company, National Association, as trustee, dated as of May 3, 2023.

Exhibit 10.2	Amended and Restated Loan Sale and Contribution Agreement by and among AB Private Credit Investors Corporation, as the Seller, ABPCI Direct Lending Fund CLO XIII Depositor LLC, as the Depositor, and ABPCI Direct Lending Fund CLO XIII Ltd, as the Buyer, dated as of May 3, 2023.

EXHIBIT 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2023	AB PRIVATE CREDIT INVESTORS CORPORATION

	By:	/s/ Neal Kalechofsky
Neal Kalechofsky
Secretary